UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2025

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36798	98-1205464
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PANL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointments

The Board of Directors at a meeting held on January 20, 2025 has appointed Ms. Christina Tan as a Class II Director of the Company and Mr. Gary Vogel as a Class III Director of the Company. The Board has affirmatively determined that Mr. Vogel is “independent” under the rules of Nasdaq Stock Market rules and the rules and regulations of the U.S. Securities Exchange Act of 1934, as amended, and Mr. Vogel will serve on the Company’s Compensation Committee.

There are no arrangements or understandings between Ms. Tan or Mr. Vogel or any other person pursuant to which either Ms. Tan or Mr. Vogel was appointed as a director except for the terms set forth in a certain Investor and Registration Rights Agreement dated as of December 30, 2024, a form of which was included as Exhibit 10.1 to the Company’s Report of Form 8K filed on September 24th, 2024. At this time, there are no transactions in which either Ms. Tan or Mr. Vogel has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Each of Ms. Tan and Mr. Vogel are expected to receive compensation similar to that of other non-executive Directors of the Company, as described in the Company’s proxy statement on Schedule 14A for the 2024 annual meeting of shareholders, as filed with the U.S. Securities Exchange Commission on June 14, 2024.

Executive Officer Appointment

The Board of Directors at a meeting held on January 20, 2025 has appointed Mr. Daniel Schildt to the position of Chief Strategic Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2025

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Gianni Del Signore
Name: Gianni Del Signore Title: Chief Financial Officer